Item 12 (b).  Exhibits.


                          SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

  Intermediate-Term Bond Fund                    Science & Technology Fund
  First Start Growth Fund                        Income Stock Fund
  Short-Term Bond Fund                           Growth & Income Fund
  Aggressive Growth Fund                         Income Fund
  Growth Fund                                    Money Market Fund
  Capital Growth Fund                            Value Fund
  High-Yield Opportunities Fund                  Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date: 09/28/2009                                 /S/ CHRISTOPHER W. CLAUS
      -----------                                ------------------------
                                                     Christopher W. Claus
                                                     President

                          SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:            USAA MUTUAL FUNDS TRUST

  Intermediate-Term Bond Fund                    Science & Technology Fund
  First Start Growth Fund                        Income Stock Fund
  Short-Term Bond Fund                           Growth & Income Fund
  Aggressive Growth Fund                         Income Fund
  Growth Fund                                    Money Market Fund
  Capital Growth Fund                            Value Fund
  High-Yield Opportunities Fund                  Small Cap Stock Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date: 09/28/2009                                 /S/ ROBERTO GALINDO, JR.
      -----------                                ------------------------
                                                     Roberto Galindo, Jr.
                                                     Treasurer